                                                                    EXHIBIT 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This Second Amendment to Credit Agreement (the "Amendment") is made as of this 30th day of September, 2003 by and among CNA SURETY CORPORATION (the "Borrower"), the Lenders from time to time a party to the Credit Agreement defined below (the "Lenders") and LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the "Agent") and in its individual capacity as a Lender ("LaSalle").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement, dated as of September 30, 2002, as amended by that certain First Amendment to Credit Agreement, dated as of December 30, 2002 between the Borrower, the Lenders named therein and LaSalle (collectively, the "Credit Agreement);

         WHEREAS, as of the date hereof (i) the Term Loan Commitment has been automatically and permanently reduced to $20,000,000, (ii) the Revolving Credit Commitment is $30,000,000 and (iii) the Aggregate Commitment is $50,000,000;

         WHEREAS, the parties hereto desire to further amend the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION I. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

         2.1 The Credit Agreement is hereby amended by deleting the definition "REVOLVING LOAN TERMINATION DATE" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         " "REVOLVING LOAN TERMINATION DATE" means, in the case of all Revolving Loans, September 30, 2005, or such earlier date on which the obligations of the Lenders to make Revolving Loans hereunder are terminated pursuant to the terms of this Agreement."

         2.2 The Credit Agreement is hereby amended by deleting the definition "TERM LOAN COMMITMENT" in Article I of the Credit Agreement in its entirety and inserting the following in its stead:

         " "TERM LOAN COMMITMENT" means Twenty Million and 00/100 Dollars ($20,000,000), as automatically and permanently reduced from time to time pursuant to Section 2.2.2."

         2.3      The Credit Agreement is hereby amended by deleting Section
2.1.4 in its entirety and inserting the following in its stead:

         "2.1.4   INCREASE IN REVOLVING CREDIT COMMITMENT. Subject to the Agent
and each Lender's prior written consent and so long as no Default or Unmatured Default has occurred and is continuing, commencing April 1, 2004 the Revolving Credit Commitment may be increased in an amount equal to the scheduled principal payments made with respect to the Term Loan pursuant to Section 2.2.2, and the amount of each Lender's Pro-Rata Share of such increase in the Revolving Credit Commitment shall likewise be ratably increased; provided, however, that in no event shall the aggregate principal amount of such increase to the Revolving Credit Commitment at any time exceed $10,000,000; provided, further, that in no event shall the principal amount of all outstanding Loans at any time exceed the Aggregate Commitment. Upon any such increase in the Revolving Credit Commitment, the Borrower shall promptly execute and deliver to the Lenders replacement notes evidencing such increase."

         2.4      The Credit Agreement is hereby amended by deleting Section
2.1.5 in its entirety.

         2.5      The Credit Agreement is hereby amended by deleting the Pricing
Schedule in its entirety and inserting the Pricing Schedule attached hereto in its stead.

SECTION III. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

         3.1 The Lenders shall have received a copy of this Amendment duly executed by the Borrower.

         3.2 The Administrative Agent shall have received an extension fee in the amount of $90,000.

         3.3 Each Lender shall have received a duly executed Revolving Note substantially in the form of Exhibit A attached hereto.

         3.4 The Agent shall have received such other documents, certificates and assurances as it shall reasonably request, all of which shall have been delivered on or prior to the date hereof.

SECTION IV. REAFFIRMATION OF THE BORROWER. The Borrower hereby represents and warrants to the Lenders that (i) the warranties set forth in Article 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such warranties relate to a specific date, or (b) changes thereto are a result of transactions for which the Lenders have granted their consent; (ii) the Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Unmatured Default has occurred and is continuing or has not previously been waived in writing by the Lenders, except as follows:

         The Borrower has experienced material adverse claim development in the third quarter of 2003 that management estimates will cause the Borrower to violate Article 6.15. Consolidated Fixed Charge Coverage Ratio for the four quarters ending September 30, 2003. This may represent an Unmatured Default. Notwithstanding the foregoing, the Borrower acknowledges that nothing contained herein shall constitute a waiver of such potential Unmatured Default or Default or a waiver or future waiver of compliance with any financial covenants or other provisions under the Credit Agreement or any other document executed in connection therewith.

SECTION V. FEES AND EXPENSES. The Borrower shall pay, upon demand, all reasonable attorneys' fees and out-of-pocket costs of the Agent in connection with this Amendment and the agreements, documents and other items contemplated hereunder.

SECTION VI. FULL FORCE AND EFFECT. Except as herein amended or cancelled, the Credit Agreement and all other Loan Documents shall remain in full force and effect.

SECTION VII. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                  CNA SURETY CORPORATION

                                  By:    _________________________________
                                  Name:  _________________________________
                                  Title: _________________________________

                                  LASALLE BANK NATIONAL ASSOCIATION,
                                  in its capacity as Agent and as a Lender

                                  By:    _________________________________
                                  Name:  _________________________________
                                  Title: _________________________________

                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                  By:    _________________________________
                                  Name:  _________________________________
                                  Title: _________________________________

                                PRICING SCHEDULE

                               I. REVOLVING LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                           APPLICABLE
       CONSOLIDATED                             APPLICABLE                   MARGIN:                    APPLICABLE
         LEVERAGE                              MARGIN: LIBOR              ALTERNATE BASE               FACILITY FEE
          RATIO                                    LOANS                      RATE                      PERCENTAGE
-------------------------------------------------------------------------------------------------------------------
      < or = .05:1                                0.800%                       0%                         0.300%
-------------------------------------------------------------------------------------------------------------------
> .05:1 BUT < .10:1                               0.850%                       0%                         0.325%

-------------------------------------------------------------------------------------------------------------------
> .10:1 BUT < .16:1                               0.900%                       0%                         0.350%

-------------------------------------------------------------------------------------------------------------------
> .16:1 BUT < .20:1                               0.950%                       0%                         0.375%

-------------------------------------------------------------------------------------------------------------------
         > .20:1                                  1.000%                       0%                         0.400%

-------------------------------------------------------------------------------------------------------------------

                                 II. TERM LOANS

--------------------------------------------------------------------------------------------------------------
       CONSOLIDATED                                APPLICABLE MARGIN:                       APPLICABLE MARGIN:
      LEVERAGE RATIO                                 LIBOR LOANS                           ALTERNATE BASE RATE
--------------------------------------------------------------------------------------------------------------
      < or = .05:1                                      0.48%                                      0%

--------------------------------------------------------------------------------------------------------------
> .05:1 BUT < .10:1                                     0.55%                                      0%

--------------------------------------------------------------------------------------------------------------
> .10:1 BUT < .16:1                                   0.6250%                                      0%

--------------------------------------------------------------------------------------------------------------
> .16:1 BUT < .20:1                                     0.70%                                      0%

--------------------------------------------------------------------------------------------------------------
         > .20:1                                        0.80%                                      0%

--------------------------------------------------------------------------------------------------------------